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                            VAN KAMPEN EQUITY TRUST
                            ON BEHALF OF ITS SERIES
                         VAN KAMPEN SELECT GROWTH FUND

                        SUPPLEMENT DATED AUGUST 20, 2003
            TO THE CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                         PROSPECTUS DATED JULY 31, 2003

    The Prospectus is hereby supplemented as follows:

    In the section entitled "RISK/RETURN SUMMARY--ANNUAL PERFORMANCE", the first paragraph under the annual return chart is hereby deleted in its entirety and replaced with the following:

    The Fund's return for the six-month period ended June 30, 2003 for Class A Shares was 12.30%. As a result of market activity, current performance may vary from the figures shown.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                     SG SPT 8/03
                                                                        65090SPT